Exhibit 10.3

FOURTH AMENDMENT TO

SENIOR SECURED TERM LOAN CREDIT AGREEMENT

This FOURTH AMENDMENT TO SENIOR SECURED TERM LOAN CREDIT AGREEMENT, dated as of November 12, 2020 (this “Fourth Amendment”), is made by and among U.S. Well Services, LLC, a Delaware limited liability company (the “Borrower”), U.S. Well Services, Inc., a Delaware corporation (the “Parent”), USWS Fleet 10, LLC, a Delaware limited liability company (“USWS Fleet 10”), USWS Fleet 11, LLC, a Delaware limited liability company (“USWS Fleet 11”, together with USWS Fleet 10, the “Subsidiary Guarantors”), USWS Holdings LLC, a Delaware limited liability company (the “Holdings”, together with the Parent, the Borrower and the Subsidiary Guarantors, the “Loan Parties” and each a “Loan Party”), CLMG Corp., as Administrative Agent (the “Administrative Agent”), CLMG Corp., as Term Loan Collateral Agent (the “Collateral Agent”, and together with the Administrative Agent, the “Agents”), and the Lenders (defined below) party hereto as signatories, and is made with reference to that certain Senior Secured Term Loan Credit Agreement, dated as of May 7, 2019 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among the Loan Parties, the Collateral Agent, the Administrative Agent, the lenders party thereto (the “Lenders”), and certain other financial institutions party thereto from time to time. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement.

RECITALS:

WHEREAS, the Loan Parties have informed the Administrative Agent and Lenders that the Borrower applied for loans from Greater Nevada Credit Union (the “CARES Act Lender”) under the “Business and Industry CARES Act Program” in accordance with the terms of the CARES Act, and that the Borrower, Holdings and Parent have executed and delivered to the CARES Act Lender certain Promissory Notes dated November 12, 2020, in the original principal amount of $25,000,000.00 in aggregate, pursuant to which the CARES Act Lender has made a loan to the Borrower, all on the terms and conditions set forth therein and secured by CARES Act Loan Collateral (as defined below);

WHEREAS, the Loan Parties have informed the Administrative Agent and Lenders that the Borrower may receive payments arising from unpaid outstanding receivables (the “Outstanding Receivables”) due from Sable Permian Resources LLC which initiated bankruptcy proceedings in Southern District of Texas, Houston Division (the “Proceedings”) in June 2020, and the Borrower made a claim of approximately seventeen million and five hundred thousand dollars ($17,500,000.00) in the Proceedings arising from the Outstanding Receivables;

WHEREAS, the Loan Parties have requested that the Administrative Agent and Lenders (i) consent to the incurrence of debt under the CARES Act Loan (as defined below) and (ii) make certain modifications to the Credit Agreement, and Administrative Agent and Lenders have agreed to the foregoing requests of the Loan Parties, in each case on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

AGREEMENT:

SECTION 1.    AMENDMENTS TO CREDIT AGREEMENT.

(a)	Section 1.01 of the Credit Agreement is amended to:
(A)	add the following new defined terms in their appropriate alphabetical order:

“Claim Proceeds” has the meaning specified in Section 2.04(b)(v).

“CARES Act Loan” means the loan made pursuant to the “Business and Industry CARES Act Program” of the CARES Act under that certain Business Loan Agreement dated November 12, 2020, executed by the Borrower, Holdings, and Parent, as co-borrowers and made payable to Greater Nevada Credit Union, as lender, providing for loans in the original principal amount of equal to $25,000,000.00 in aggregate and secured by CARES Act Loan Collateral.

“CARES Act Loan Account” a deposit account opened and maintained at Greater Nevada Credit Union, exclusively used for depositing the proceeds of the CARES Act Loan.

“CARES Act Loan Collateral” means each asset set forth on Schedule V and any proceeds or products of such assets.

“Fourth Amendment” means the Fourth Amendment to the Senior Secured Term Loan Credit Agreement, dated November 12, 2020, among the Loan Parties, the Agents and the Lenders.

“Fourth Amendment Effective Date” means November 12, 2020.

“MG Finance Lease Agreement” means that certain Master Lease Agreement No. CW/1288-1, entered into on or around January 25, 2019, by and between the Parent, as lessee, and M/G Finance Co., Ltd., as lessor, pursuant to which certain assets set forth in Schedule V are leased to Parent.

(B)    amend and restate in its entirety the definition of “Excluded Accounts” as follows:

“Excluded Accounts” means (a) the Payroll Account; (b) the Workers Compensation Account; and (c) the CARES Act Loan Account.

(C)    amend and restate in its entirety the definition of “Scheduled Amortization Payment Date” as follows:

“Scheduled Amortization Payment Date” means, with respect to any Loan, the last day of each March, June, September and December, commencing on December 31, 2020.

(b)	Section 2.04(b)(i) of the Credit Agreement is amended and restated as follows:

“Scheduled Amortization.

(A) On each Scheduled Amortization Payment Date commencing on December 31, 2020 until June 30, 2022, the Borrower shall pay an amount equal to $1,250,000.00, which amount shall be applied the Term B Loans;

(B) On each Scheduled Amortization Payment Date commencing on June 30, 2022, the Borrower shall pay:

(1) an aggregate principal amount of the Term A Loans in an amount equal to one half of one percent (0.50%) of the sum of the initial principal amount of the Term A Loans advanced on the Effective Date;

(2) an aggregate principal amount of the Term B Loans in an amount equal to one half of one percent (0.50%) of the sum of the initial principal amount of the Term B Loans advanced on the Effective Date; and

(C) On May 31, 2021, the Borrower shall pay an amount equal to $2,500,000.00, which amount shall be applied to the Term B Loans.”

(c)	Section 2.04(b)(v) of the Credit Agreement is amended and restated as follows:

“Termination Payments; Claim Payments.

(A) Upon the termination, or the cancellation, of any Commercial Agreement, the Borrower shall prepay an aggregate principal to the Loans in an aggregate amount equal to the Net Cash Proceeds thereof. Each such prepayment of the Loans shall be applied (1) to the scheduled principal payments of the Loans in inverse order of maturity in respect of each Facility and (2) first, to the prepayment of Term A Loans in full in Cash, including the principal amount due on the Maturity Date and second, to the prepayment of Term B Loans in full in Cash, including the principal amount due on the Maturity Date; and

(B) In the event that the Borrower receives any cash payments under its claim for the Outstanding Receivables in the Proceedings (the “Claim Proceeds”), within five (5) Business Days of such receipt, the Borrower shall prepay an aggregate principal amount of the Loans in an amount equal to the Claim Proceeds received in the aggregate, which amount shall be applied the Term B Loans, so long as the Borrower makes such prepayment in compliance with the ABL Credit Agreement, provided that if the Payment Conditions (used as defined under the ABL Credit Agreement effective as of the Fourth Amendment Effective Date) are not satisfied on the date that the Claim Proceeds are required to be paid to prepay the Loans, the Borrower shall prepay Term B Loans as follows: (1) to the extent that no prepayment of the Claim Proceeds have been made as of September 30, 2021, an amount equal to the lesser of (x) the Claim Proceeds; and (y) two million and five hundred thousand dollars ($2,500,000.00) shall be paid on September 30, 2021; and (2) at any time after September 30, 2021, on the date that the Payment Conditions are satisfied, the Borrower shall prepay Term B Loan in the aggregate amount of the Claim Proceeds minus, to the extent applicable, any prepayments that were previously made in accordance with this Section 2.04(b)(v)(B).

(d)	Section 5.01 of the Credit Agreement is amended to add a new subsection (u) at the end of such section as follows:

“(u)	CARES Act Loan.

(i)	keep detailed records of the Loan Parties’ utilization of the proceeds of the CARES Act Loan;

(ii)

shall apply proceeds of the CARES Act Loan, to the payment of obligations under the MG Finance Lease Agreement when due and payable and for other purposes approved under the CARES Act Loan Agreement to the extent permissible under the CARES Act;

(iii)	shall use the CARES Act Loan Account solely for the purpose of depositing proceeds of the CARES Act Loan and making payments in accordance with Section 5.01.

(iv)

promptly upon repayment of the CARES Act Loan in full, all assets comprising the CARES Act Loan Collateral shall become part of the Collateral and the Borrower shall make all filings and other actions necessary to perfect and protect the security interest in such assets pursuant to the terms of the Term Loan Collateral Documents;

(v)	promptly provide Administrative Agent upon its request with copies of all material correspondence and documentation regarding the CARES Act Loan; and

(vi)	use commercially reasonably efforts to ensure that, at all times, an amount equal to no less than ninety percent (90%) of the CARES Act Loan is guaranteed by the U.S. Department of Agriculture.”

(e)    Section 5.02(a) of the Credit Agreement is amended to i) delete the “and” at the end of subsection (x), (ii) delete the period at the end of subsection (xi) and replace it with “; and”, and (iii) add new subsection (xii) as follows:

“(xii)     Liens on CARES Act Loan Collateral set forth in Schedule V securing the indebtedness incurred under the CARES Act Loan as of the Effective Date.”

(f)    Section 5.02(b) of the Credit Agreement is amended to (i) delete the “and” at the end of subsection (xiv), (ii) delete the period at the end of subsection (xiv) and replace it with “; and”, and (iii) add new subsection (xv) as follows:

“(xv)    The CARES Act Loan, as in effect on November 12, 2020, provided that the Borrower shall not enter into any amendment, restatement, renewal, extension or other modification of such CARES Act Loan without the prior written consent of the Required Lenders and provided further that the sole collateral that maybe pledged under the CARES Act Loan is CARES Act Loan Collateral.”

(g)    Section 5.02(s) of the Credit Agreement is amended to (i) delete paragraphs (C) and (D), (ii) add “and” after “;”, and (iii) add paragraphs (C) as follows: “the Excluded Accounts.”

(h)    Schedule V shall be inserted after Schedule IV as set forth as Exhibit A hereto.

SECTION 2.    CONDITION TO EFFECTIVENESS.

This Fourth Amendment shall become effective as of the date hereof (“Fourth Amendment Effective Date”) only upon (a) due execution of this Fourth Amendment by the Borrower, Administrative Agent, Collateral Agent, and the Lenders party hereto;(b) receipt by the Administrative Agent of a copy of the Third Amendment to the ABL Credit Agreement duly executed by the parties thereto and on such terms and conditions as are satisfactory to the Administrative Agent; (c) receipt by the Administrative Agent of a copy of the CARES Act Loan duly executed by the parties thereto and on such terms and conditions as are satisfactory to the Administrative Agent; and (d) payment, in full of the reasonable and documented out-of-pocket attorney’s fees incurred by the Administrative Agent.

SECTION 3.    REPRESENTATION AND WARRANTY.

Each Loan Party hereby represents and warrants to the Administrative Agent, Collateral Agent, and Lenders party hereto that (i) after giving effect to this Fourth Amendment all representations and warranties of each Loan Party contained in Article IV of the Credit Agreement are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it shall be true and correct in all respects) on and as of the date of this Fourth Amendment as if made on and as of the date of this Fourth Amendment (or if stated to have been made at an earlier date, were true and correct in all material respects as of such earlier date); and (iii) as of the Fourth Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 4.    PARTIAL RELEASE; EFFECT ON AND RATIFICATION OF LOAN DOCUMENTS.

(a)

Partial Release. Upon receipt of the proceeds of the CARES Act Loan by the borrowers under the CARES Act Loan, the Agents’ liens and security interests on the CARES Act Loan Collateral granted by any Loan Party under any Loan Documents shall be automatically released.

(b)

Ratification of Transaction Documents. The Credit Agreement, Loan Documents and all related ancillary and collateral documentation shall remain in full force and effect and are hereby ratified, reaffirmed, and confirmed. In addition, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents, and all rights of the Lenders and the Administrative Agent, shall remain in full force and effect, and all of the Obligations remain in full force and effect. Each of the Borrower and the other Loan Parties hereby confirms that no such party has any right of setoff, recoupment or other offset with respect to any of the Obligations.

(c)

Ratification of Term Loan Collateral Documents. Each of the Loan Parties party to the Term Loan Collateral Documents and the other Loan Documents (i) acknowledges and agrees that all of its pledges, grants of security interests and Liens and other obligations under the Term Loan Collateral Documents and the other Loan Documents to which it is a party are reaffirmed, and remain in full force and effect on a continuous basis, (ii) reaffirms (x) each Lien granted by it to the Administrative Agent and/or Collateral Agent for the benefit of the Secured Parties and (y) the guaranties made by it pursuant to the Loan Documents and such Liens and guaranties are, and shall remain in full force and effect on and after the Fourth Amendment Effective Date, and (iii) acknowledges and agrees that the grants of security interests and Liens by and the guaranties of the Loan Parties contained in the Term Loan Collateral Documents are, and shall remain, in full force and effect on and after the Fourth Amendment Effective Date.

(d)

No Other Amendment or Waiver. Except as specifically set forth herein, the execution, delivery and performance of this Fourth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under the Loan Documents. The waivers contained herein are each limited to the specific provisions and circumstances described and shall not be deemed to prejudice any rights not specifically addressed herein which any Agent or any Lender may now have or may have in the future under any Loan Document.

(e)	Loan Documents. This Fourth Amendment shall be a Loan Document under the Credit Agreement.

SECTION 5.    RELEASE.

AS A MATERIAL INDUCEMENT TO THE LENDERS, THE COLLATERAL AGENT AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS FOURTH AMENDMENT, THE BORROWER, ON BEHALF OF ITSELF AND ITS OWNERS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES WHETHER OR NOT A PARTY HERETO (THE BORROWER, SUCH OWNERS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS “OBLIGORS, ET AL.”), AUTOMATICALLY, AND WITHOUT FURTHER ACTION BY ANY PERSON, HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE EACH LENDER, COLLATERAL AGENT AND ADMINISTRATIVE AGENT, AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, “LENDER, ET AL.”) OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER RELATING TO THE FACILITIES AND/OR THE LOAN DOCUMENTS, AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET-OFF OR DEDUCTION TO THE PAYMENT OF THE OBLIGATIONS WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST ANY LENDER, ET AL., IN EACH CASE ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO THE EXECUTION OF THIS FOURTH AMENDMENT.

SECTION 6.    INDEMNIFICATION.

WITHOUT LIMITING ANY OF THE AGENT’S OR LENDERS’ RIGHTS, OR THE LOAN PARTIES’ OBLIGATIONS, UNDER SECTION 9.04 OF THE CREDIT AGREEMENT (WHICH THE BORROWER AND THE OTHER LOAN PARTIES HEREBY RATIFY, REITERATE AND RECONFIRM), THE LOAN PARTIES HEREBY AGREE TO INDEMNIFY, DEFEND AND SAVE AND HOLD HARMLESS EACH AGENT, EACH LENDER, EACH OF THEIR AFFILIATES AND THE RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, TRUSTEES, AGENTS AND ADVISORS OF EACH OF THE FOREGOING (EACH, AN “INDEMNIFIED PARTY”) FROM AND AGAINST, AND SHALL PAY ON DEMAND, ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF COUNSEL) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION OR PROCEEDING OR PREPARATION OF A DEFENSE IN CONNECTION THEREWITH) THIS FOURTH AMENDMENT, AND/ OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 7.    LIMITATION ON LIABILITY.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS FOURTH AMENDMENT OR THE OTHER LOAN DOCUMENTS: (A) NONE OF THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY INDEMNIFIED PARTY SHALL BE LIABLE TO ANY PARTY FOR ANY INDIRECT, SPECIAL,

PUNITIVE OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THEIR RESPECTIVE ACTIVITIES RELATED TO THIS FOURTH AMENDMENT, THE OTHER LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY, THE LOANS, OR OTHERWISE IN CONNECTION WITH THE FOREGOING; (B) WITHOUT LIMITING THE FOREGOING, NONE OF THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY INDEMNIFIED PARTY SHALL BE SUBJECT TO ANY EQUITABLE REMEDY OR RELIEF, INCLUDING SPECIFIC PERFORMANCE OR INJUNCTION ARISING OUT OF OR RELATING TO THIS FOURTH AMENDMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY; (C) NONE OF THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY INDEMNIFIED PARTY SHALL HAVE ANY LIABILITY TO THE LOAN PARTIES, FOR DAMAGES OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS FOURTH AMENDMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED THEREBY UNTIL THE EFFECTIVE DATE HAS OCCURRED; AND (D) IN NO EVENT SHALL LENDERS’ LIABILITY TO THE LOAN PARTIES EXCEED ACTUAL DIRECT DAMAGES INCURRED BY THE LOAN PARTIES OF UP TO $10,000,000 IN THE AGGREGATE.

SECTION 8.    GOVERNING LAW.

THIS FOURTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FOURTH AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.    WAIVER OF JURY TRIAL.

EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS FOURTH AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH OF THE PARTIES HERETO, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS FOURTH AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 10.    COUNTERPARTS.

This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart to this Fourth Amendment by facsimile transmission or electronic transmission in “.pdf” format shall be as effective as delivery of a manually signed original.

SECTION 11.    MISCELLANEOUS.

This Fourth Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. Capitalized terms defined herein in the preliminary statements and/or recitals shall be incorporated as if set out in full in the operative provisions hereunder. Section 1.04 of the Credit Agreement is hereby incorporated herein as if set out in full hereunder, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

U.S. WELL SERVICES, LLC, as Borrower

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

U.S. WELL SERVICES, INC., as Parent

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

USWS HOLDINGS LLC, as Holdings

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

USWS FLEET 10, LLC, as Subsidiary Guarantor

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

USWS FLEET 11, LLC, as Subsidiary Guarantor

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

CLMG CORP., as Administrative Agent

By:	/s/ James Erwin
Name:	James Erwin
Title:	President

CLMG CORP., as Collateral Agent

By:	/s/ James Erwin
Name:	James Erwin
Title:	President

Acknowledged and agreed as of the day and year first written above:

LNV Corporation, as Lender

By:	/s/ James Erwin
Name:	James Erwin
Title:	Senior Vice President

Acknowledged and agreed as of the day and year first written above:

LPP Mortgage, Inc., as Lender

By:	/s/ James Erwin
Name:	James Erwin
Title:	Vice President

Exhibit A

SCHEDULE V

CARES ACT LOAN COLLATERAL

1.	Power Trailer Unit E5075, VIN 159B02041FH640355

2.	Control Trailer, Unit E5076, VIN 13N248201F1568734

3.	Jeep for Power Trailer, Unit E5076, VIN 5DDKJ3730K1009699

4.	HP PUMP 2500 HP/9 SPEED, Unit F3234, VIN 1UNSF4631JB133791

5.	HP PUMP 2500 HP/9 SPEED, Unit F3235, VIN 1UNSF4633JB133792

6.	HP PUMP 2500 HP/9 SPEED, Unit F3236, VIN 1UNSF4630KB133668

7.	HP PUMP 2500 HP/9 SPEED, Unit F3237, VIN 1UNSF4632KB133669

8.	HP PUMP 2500 HP/9 SPEED, Unit F3238, VIN 1UNSF4633KB133762

9.	HP PUMP 2500 HP/9 SPEED, Unit F3239, VIN 1UNSF4630KB133671

10.	HP PUMP 2500 HP/9 SPEED, Unit F3240, VIN 1UNSF4631KB133761

11.	HP PUMP 2500 HP/9 SPEED, Unit F3241, VIN 1UNSF4639KB133670

12.	HP PUMP 2500 HP/9 SPEED, Unit F3242, VIN 1UNSF4637KB133666

13.	HP PUMP 2500 HP/9 SPEED, Unit F3243, VIN 1UNSF4639KB133667